                                                              EXHIBIT (a)(3)
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                                  FEMRX, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 6, 1998, UNLESS THE OFFER IS EXTENDED.

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $.001 per share (the "Shares"), of FemRx, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). This form may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See Section 2 of the Offer to Purchase.

                        The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

           By Mail:                      By Overnight:                     By Hand:
      Tenders & Exchanges             Tenders & Exchanges             Tenders & Exchanges
         P.O. Box 2569             14 Wall Street, 8th Floor       c/o Securities Transfer &
          Suite 4660                  Suite 4680 -- FMRX                   Reporting
  Jersey City, NJ 07303-2569          New York, NY 10005                 Services Inc.
                                                                 One Exchange Plaza, 3rd Floor
                                                                      New York, NY 10006

                                    Facsimile Transmission
                               (for Eligible Institutions only):
                                       (201) 222-4720 or
                                        (201) 222-4721
                Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                                        (201) 222-4707

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to ET/FM Acquisition Corp., a Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of Johnson & Johnson, a New Jersey corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated October 9, 1998 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Shares
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Name(s) of Record Holder(s):
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                                 (Please Print)

Certificate Nos. (if available):
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Address(es):
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                                                                        Zip Code

Area Code and Tel. No.:
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Check box if Shares will be tendered by book-entry transfer: [ ]
The Depository Trust Company Account Number:
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Signature(s):
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Dated:
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

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three trading days after the date hereof. A "trading day", for purposes of the preceding sentence, is any day on which the New York Stock Exchange, Inc. and banks in New York are open for business.

     The Eligible Institution that completes this form must communicate this guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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                             (AUTHORIZED SIGNATURE)

Address:
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                                                                        Zip Code

Title:
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Area Code and
Tel. No.:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE
      CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.